Exhibit 10.2

Dated 21 August 2013

Deed of Amendment

in respect of a Global Deed of Amendment and Restatement
dated 31 July 2013

between

Globalstar, Inc.

as the Borrower

Thermo Funding Company LLC

as Thermo and the Subordinated Creditor

BNP Paribas

as the COFACE Agent, the Security Agent and the Offshore Account Bank

The Banks and Financial Institutions

named in Schedule 1 (Lenders) as the Lenders

and

Others

13730321.1White & Case llp

5 Old Broad Street

London EC2N 1DW

(i)

This Deed of Amendment (the “Deed”) is made as a deed on 21 August 2013 between:

(1)	Globalstar, Inc., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America (the “Borrower”);

(2)	Thermo Funding Company LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado 80202, United States of America (“Thermo” and the “Subordinated Creditor”);

(3)	The Subsidiary Guarantors, listed in Schedule 2 (Subsidiary Guarantors) as Subsidiary Guarantors (the “Subsidiary Guarantors”);

(4)	BNP Paribas, a société anonyme with a share capital of €2,488,925,578 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as facility agent and Chef de File for and on behalf of the Finance Parties (the “COFACE Agent”);

(5)	BNP Paribas, a société anonyme with a share capital of €2,488,925,578 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the security agent (the “Security Agent”);

(6)	BNP Paribas, a société anonyme with a share capital of €2,488,925,578 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the offshore account bank (the “Offshore Account Bank”);

(7)	BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon) and Credit Industriel et Commercial, each acting in its capacity as a mandated lead arranger (the “Mandated Lead Arrangers”); and

(8)	The Banks and Financial Institutions listed in Schedule 1 (Lenders) as lenders (the “Lenders”).

Recitals:

(A)	Reference is made to the global deed of amendment and restatement dated 31 July 2013 (including its schedules) and made between the parties to this Deed (the “Global Deed of Amendment and Restatement”).

(B)	The parties to the Global Deed of Amendment and Restatement have agreed to amend the Global Deed of Amendment and Restatement and certain of its schedules on the terms set out in this Deed.

(C)	It is intended that this document takes effect as a deed notwithstanding the fact that a Party may only execute this Deed under hand.

2

It is Hereby Agreed as follows:

1.	Definitions and Interpretation

1.1	Incorporation of Defined Terms

Terms defined in clause 1.1 (Definitions) of the Global Deed of Amendment and Restatement shall, unless otherwise defined herein, have the same meaning in this Deed and the principles of construction set out in clause 1.2 (Incorporation of Defined Terms) of the Global Amendment and Restatement Agreement (including by reference to another document) shall have effect as if set out in this Deed.

1.2	Clauses

In this Deed any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule hereof. Clause headings are for ease of reference only.

1.3	Third Party Rights

(a)	A person which is not a party to this Deed (a “third party”) shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Deed.

(b)	The Parties may, without the consent of any third party, vary or rescind this Deed.

1.4	Finance Documents

In the case of any inconsistency between the provisions of this Deed and the provisions of the Global Deed of Amendment and Restatement or any other Finance Document, the provisions of this Deed shall prevail.

2.	Amendment to Certain Restructuring Documents

2.1	Amendment of the Global Deed of Amendment and Restatement

With effect from the date of this Deed, the Global Deed of Amendment and Restatement shall be amended as set out below:

(a)	by including the “Thermo Group Undertaking Letter” as a new limb (n) in the definition of “Restructuring Documents” in clause 1.1 (Definitions);

(b)	by adding the following definition in clause 1.1 (Definitions) in the correct alphabetical order:

“ “Thermo Group Undertaking Letter” means the undertaking letter to be entered into on or prior to the Effective Date between each of Thermo, Thermo Funding II LLC, FL Investment Holdings LLC (formerly known as Globalstar Holdings LLC) and Globalstar Satellite LP.”;

(c)	by adding new paragraphs 14(i) and (j) in schedule 3 (Conditions Precedent to Effective Date) as follows:

“(i)	In respect of each of Thermo Funding II LLC, FL Investment Holdings LLC (formerly known as Globalstar Holdings LLC) and Globalstar Satellite LP, documents of the type set out in paragraphs 1(a), (b), (c) and (e) of this Schedule 3.

3

(j)            (i)          Copies of documentation evidencing the transfer of all shares in the Borrower owned by The James Monroe Revocable Trust dated January 1, 1997, as amended and restated on August 10, 1997, to any of Thermo, Thermo Funding II LLC, FL Investment Holdings LLC (formerly known as Globalstar Holdings LLC) and Globalstar Satellite LP together with copies of any applicable share certificates, in each case certified by a duly authorised representative as being true, complete and correct.

(ii)	A certificate dated as of the Effective Date from a duly authorised representative of each of Thermo, Thermo Funding II LLC, FL Investment Holdings LLC (formerly known as Globalstar Holdings LLC) and Globalstar Satellite LP stating (A) the amount of shares of the Borrower owned by such entity, (B) that any uncertificated shares of the Borrower owned by such entity are listed on the Borrower’s books and records as being owned by such entity, (C) that the shares of the Borrower owned by such entity are duly authorised, validly issued, fully paid and non-assessable, (D) that the shares of the Borrower owned by such entity have not been transferred or encumbered and that such entity is unaware of any adverse claim thereto, (E) the percentage of the shares of the Borrower held by such entity as a proportion to the total equity of the Borrower, and (F) the percentage of total voting shares of the Borrower represented by the shares of the Borrower owned by such entity.”;

(d)	by replacing schedule 4 (Amended and Restated Facility Agreement) thereof with the provisions of Schedule 3 (Amended and Restated Facility Agreement); and

(e)	by replacing Schedule 7 (Amended and Restated Thermo Subordination Deed) thereof with the provisions of Schedule 4 (Amended and Restated Thermo Subordination Deed).

2.2	References to Amended and Restated Agreements

With effect from the date of this Deed, references in the Global Deed of Amendment and Restatement to the “Amended and Restated Facility Agreement” and the “Amended and Restated Thermo Subordination Deed” shall be deemed to be references to such schedules of the Global Deed of Amendment and Restatement as amended and replaced by this Deed.

2.3	Finance Document

This Deed shall constitute a “Restructuring Document” for the purposes of the Global Deed of Amendment and Restatement and a “Finance Document” for the purposes of the Amended and Restated Facility Agreement.

3.	Representations and Warranties

3.1	Borrower Representations

The Borrower repeats in favour of the Finance Parties each of the representations and warranties set out in the Global Deed of Amendment and Restatement on the terms and subject to the conditions set out in clause 3.1 (Borrower Representations) thereof.

4

3.2	Subsidiary Guarantor Representations

Each Subsidiary Guarantor repeats in favour of the Finance Parties each of the representations and warranties set out in the Global Deed of Amendment and Restatement on the terms and subject to the conditions set out in clause 3.2 (Subsidiary Guarantor Representations) thereof.

3.3	Thermo Representations

Thermo repeats in favour of the Finance Parties each of the representations and warranties set out in the Global Deed of Amendment and Restatement on the terms and subject to the conditions set out in clause 3.3 (Thermo Representations) thereof.

4.	Confirmations of Obligors

As of the date of this Deed, each Obligor repeats the confirmations given by it in clause 5.1 (Confirmations – Date of this Deed) of the Global Deed of Amendment and Restatement.

5.	Further Assurance

The Borrower shall, at the request of the COFACE Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed and the other Restructuring Documents.

6.	Miscellaneous

6.1	Incorporation of Terms

The provisions of clause 10.1 (Incorporation of Terms) of the Global Deed of Amendment and Restatement shall also apply to this Deed as if expressly set out herein, mutatis mutandis, with each reference therein to “this Agreement” being deemed to be a reference to this Deed, each reference to “Party” or “Parties” being deemed to be a reference to the parties to this Deed and each reference to the “Borrower” being deemed to be a reference to each Obligor and the Subordinated Creditor.

6.2	Governing Law

This Deed, and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, English law.

6.3	Counterparts

This Deed may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

This Deed has been executed as a deed by the Borrower, Thermo, the Subordinated Creditor and the Subsidiary Guarantors and has been signed on behalf of the other Parties.

5

SIGNATURE PAGES

The Borrower

SIGNED as a deed by GLOBALSTAR, INC. acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

6

Thermo

SIGNED as a deed by THERMO FUNDING COMPANY LLC acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

7

SIGNED as a deed by GSSI, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard

Covington

LA 70433
United States of America

Attention:   James Monroe III

Telephone No.:   +1 (985) 335-1500

Fax No.:   +1 (985) 335-1900

8

SIGNED as a deed by GLOBALSTAR SECURITY SERVICES, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard

Covington

LA 70433
United States of America

Attention:   James Monroe III

Telephone No.:   +1 (985) 335-1500

Fax No.:   +1 (985) 335-1900

9

SIGNED as a deed by GLOBALSTAR C, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:   James Monroe III

Telephone No.:   +1 (985) 335-1500

Fax No.:   +1 (985) 335-1900

10

SIGNED as a deed by GLOBALSTAR USA, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:   James Monroe III

Telephone No.:   +1 (985) 335-1500

Fax No.:   +1 (985) 335-1900

11

SIGNED as a deed by GLOBALSTAR LEASING LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

12

SIGNED as a deed by SPOT LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:   James Monroe III

Telephone No.:   +1 (985) 335-1500

Fax No.:   +1 (985) 335-1900

13

SIGNED as a deed by ATSS CANADA, INC. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

14

SIGNED as a deed by GLOBALSTAR BRAZIL HOLDINGS, L.P. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.: +1  (985) 335-1900

15

SIGNED as a deed by GCL LICENSEE LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

16

SIGNED as a deed by GUSA LICENSEE LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

17

SIGNED as a deed by GLOBALSTAR LICENSEE LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

18

SIGNED as a deed by GLOBALSTAR MEDIA, L.L.C. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

19

SIGNED as a deed by GLOBALSTAR BROADBAND SERVICES INC. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

Address of Guarantor:

Globalstar, Inc.

300 Holiday Square Boulevard
Covington
LA 70433
United States of America

Attention:  James Monroe III

Telephone No.:  +1 (985) 335-1500

Fax No.:  +1 (985) 335-1900

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The Subordinated Creditor

SIGNED as a deed by THERMO FUNDING COMPANY LLC acting by its attorney Lindsey Keeble, attorney-in-fact in the presence of:	/s/ Lindsey Keeble

Witness’s Signature	/s/ Alice Bushell

Name:	Alice Bushell

Address:	Trainee Solicitor

London, EC2A 2HB

21

Lender

Executed by BNP PARIBAS	)
acting by /s/ Jean Phillippe Poirier and /s/ E. Galzy	)
duly authorised by BNP PARIBAS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ Thiago Reis Mefano

Name:	37, Pl. du Marché

Address:	St. Honoré - 75006

Paris - France

22

Lender

Executed by SOCIÉTÉ GÉNÉRALE	)
acting by /s/ Sylvie Leclercq	)
duly authorised by SOCIÉTÉ GÉNÉRALE	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ Matthieu Saliou

Name:	Tour Societé Genérale

Address:	A7 Cours Valery

92800 La defense - France

23

Lender

Executed by NATIXIS	)
acting by /s/ Matthieu Jamin and /s/ Jean-Louis VIALA	)
duly authorised by NATIXIS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ S. Magnani

Name:	S. Magnani

Address:	30, avenue Pierre Mendés

France – 75013 Paris

24

Lender

Executed by CRÉDIT AGRICOLE	)
CORPORATE AND INVESTMENT BANK	)
acting by /s/ Bernard Unger and /s/ André Gazal	)
duly authorised by CRÉDIT AGRICOLE	)
CORPORATE AND INVESTMENT BANK	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	Jean Philippe Gros

Name:	A09 rue Charles

Address:	92270 Bois, Colombes

France

25

Lender

Executed by CRÉDIT INDUSTRIEL ET COMMERCIAL	)
acting by /s/ Brigitte Chevalier and /s/ Jacques-Philippe Menville	)
duly authorised by CRÉDIT INDUSTRIEL ET COMMERCIAL	)
to sign on its behalf, in the presence of:

Witness’s Signature:	/s/ Jacques Vincent

Name:	Jacques Vincent

Address:	6, avenue de Provence

75009 Paris

26

Mandated Lead Arranger

Executed by BNP PARIBAS	)
acting by /s/ Jean Philippe Poirier and /s/ E. Galzy	)
duly authorised by BNP PARIBAS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ Thiago Reis Mefano

Name:	37, Pl. du Marché

Address:	St. Honoré - 75006

Paris - France

27

Mandated Lead Arranger

Executed by SOCIÉTÉ GÉNÉRALE	)
acting by /s/ Sylvie Leclercq	)
duly authorised by SOCIÉTÉ GÉNÉRALE	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	Matthieu Saliou

Name:	Tour Societé Genérale

Address:	A7 Cours Valery

92800 La defense - France

28

Mandated Lead Arranger

Executed by NATIXIS	)
acting by /s/ Matthieu Jamin and /s/ Jean-Louis VIALA	)
duly authorised by NATIXIS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ S. Magnani

Name:	S. Magnani

Address:	30, avenue Pierre Mendés

France – 75013 Paris

29

Mandated Lead Arranger

Executed by CRÉDIT AGRICOLE	)
CORPORATE AND INVESTMENT BANK	)
acting by /s/ Bernard Unger and /s/ Andre Gazal	)
duly authorised by CRÉDIT AGRICOLE	)
CORPORATE AND INVESTMENT BANK	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	Jean Philippe Gros

Name:	A09 rue Charles

Address:	92270 Bois, Colombes

France

30

Mandated Lead Arranger

Executed by CRÉDIT INDUSTRIEL ET COMMERCIAL	)
acting by /s/ Brigitte Chevallier and /s/ Jacques-Philippe Menville	)
duly authorised by CRÉDIT INDUSTRIEL ET COMMERCIAL	)
to sign on its behalf, in the presence of:

Witness’s Signature:	/s/ Jacques Vincent

Name:	Jacques Vincent

Address:	6, avenue de Provence

75009 Paris

31

Security Agent

Executed by BNP PARIBAS	)
acting by /s/ Jean Phillippe Poirier and /s/ E. Galzy	)
duly authorised by BNP PARIBAS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ Thiago Reis Mefano

Name:	37, Pl. du Marché

Address:	St. Honoré - 75006

Paris - France

32

COFACE Agent

Executed by BNP PARIBAS	)
acting by /s/ Jean Phillippe Poirier and /s/ E. Galzy	)
duly authorised by BNP PARIBAS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ Thiago Reis Mefano

Name:	37, Pl. du Marché

Address:	St. Honoré - 75006

Paris - France

33

Offshore Account Bank

Executed by BNP PARIBAS	)
acting by /s/ Jean Phillippe Poirier and /s/ E. Galzy	)
duly authorised by BNP PARIBAS	)
to sign on its behalf,	)
in the presence of:

Witness’s Signature:	/s/ Thiago Reis Mefano

Name:	37, Pl. du Marché

Address:	St. Honoré - 75006

Paris - France

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Schedule 1     Lenders

1.	BNP Paribas;

2.	Société Générale;

3.	Natixis;

4.	Crédit Agricole Corporate and Investment Bank; and

5.	Crédit Industriel et Commercial.

35

Schedule 2     Subsidiary Guarantors

1.	GSSI, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732317 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

2.	Globalstar Security Services, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3747502 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

3.	Globalstar C, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732313 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

4.	Globalstar USA, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 2663064 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

5.	Globalstar Leasing LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3731109 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

6.	Spot LLC, a limited liability company organised in Colorado, United States of America, with organisational identification number 20071321209 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

7.	ATSS Canada, Inc., a corporation incorporated in Delaware, United States of America, with organisational identification number 2706412 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

8.	Globalstar Brazil Holdings, L.P., a limited partnership formed in Delaware, United States of America, with organisational identification number 2453576 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

9.	GCL Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187922 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

10.	GUSA Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187919 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

11.	Globalstar Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187920 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

12.	Globalstar Media, L.L.C., a limited liability company organised in Louisiana, United States of America, with organisational identification number 40224959K and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433; and

13.	Globalstar Broadband Services Inc. a corporation incorporated in Delaware, United States of America, with organisational identification number 4833062 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433.

36

Schedule 3     Amended and Restated Facility Agreement

See Exhibit 10.3 to Current Report on Form 8-K filed August 22, 2013

37

Schedule 4     Amended and Restated Thermo Subordination Deed

38

Dated 22 June 2009 as amended and restated pursuant to a
Global Deed of Amendment and Restatement dated 21 August 2013

Thermo Subordination Deed

between

Globalstar, Inc.

as Borrower

Thermo Funding Company LLC

as the Subordinated Creditor

BNP Paribas

as COFACE Agent

and

BNP Paribas

as Security Agent

White & Case llp

5 Old Broad Street

London EC2N 1DW

(i)

This Deed of Subordination (the “Agreement”) was originally dated 22 June 2009 and is amended and restated on ________________ 2013 by the Global Deed of Amendment and Restatement and is made between:

(1)	Globalstar Inc., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America (the “Borrower”);

(2)	Thermo Funding Company LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado 80202, United States of America (the “Subordinated Creditor”);

(3)	BNP Paribas, a société anonyme with a share capital of €2,488,925,578 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the facility agent and Chef de File for and on behalf of the Finance Parties (the “COFACE Agent”); and

(4)	BNP Paribas, a société anonyme with a share capital of €2,488,925,578 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the security agent for and on behalf of the Finance Parties (the “Security Agent”).

Recitals:

(A)	The Borrower and the Subordinated Creditor enter into this Agreement in connection with the Facility Agreement (as defined below).

(B)	It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

Now This Agreement Witnesses as follows:

1.	Definitions and Interpretation

1.1	Definitions

In this Agreement:

“Blocking Notice” means any notice of exclusive control or notice of default (or any other similar notice) issued by the Security Agent in respect of the Collection Account pursuant to the relevant Account Control Agreement.

“Facility Agreement” means the facility agreement originally dated 5 June 2009 as amended and restated pursuant to the Global Deed of Amendment and Restatement dated on or about the date of this Agreement and made between, among others, the Borrower, the Security Agent and the Lenders;

“Final Discharge Date” means the date on which all the Secured Obligations have been unconditionally and irrevocably paid and discharged in full and none of the Finance Parties is under any obligation (whether actual or contingent) to make advances or provide other financial accommodation to the Borrower under the Finance Documents;

“Insolvency Event” means a situation where any of the following occurs in respect of the Borrower:

(a)	the commencement of a voluntary case (or analogous motion) under the US federal bankruptcy laws or under other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganisation, winding-up or adjustment of debts or analogous proceedings;

(b)	the Borrower’s filing of a petition (or analogous motion) seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganisation, winding-up, composition for adjustment of debts or analogous proceedings;

(c)	the Borrower’s consent to, or failure to contest, in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws;

(d)	any application for or consent to, or failure to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of a substantial part of its property, domestic or foreign;

(e)	any admission in writing by the Borrower of its inability to pay its debts as they become due;

(f)	any general assignment for the benefit of creditors;

(g)	the taking of any corporate action for the purpose of authorising any of the foregoing; or

(h)	any suspension or threat to suspend making payment on any of the Borrower’s debts or, by reason of actual or anticipated financial difficulties, commencement of negotiations with one (1) or more creditors with a view to rescheduling any of the Borrower’s indebtedness (other than the Finance Parties in connection with the Finance Documents);

“Liability” means any present or future liability (actual or contingent) whether or not matured or liquidated;

“Party” means a party to this Agreement;

“Permitted Payment” means any payment by the Borrower to the Subordinated Creditor permitted pursuant to the Facility Agreement in respect of:

(a)	PIK Interest relating to any Convertible Note held by the Subordinated Creditor;

(b)	PIK Interest relating to the Thermo Loan Agreement;

(c)	PIK Interest issued by the Borrower pursuant to Clause 3(c) (Permitted Payments); or

(d)	any cash interest relating to any Convertible Note held by the Subordinated Creditor.

“Secured Obligations” means all the Senior Liabilities and all other present and future obligations at any time due, owing or incurred by an Obligor to any Finance Party under the Finance Documents, both actual and contingent and whether incurred solely or jointly and as principal or surety in any other capacity;

“Senior Liabilities” means all present and future Liabilities and obligations owed by an Obligor to the Finance Parties (or any of them) under or in connection with the Finance Documents; and

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“Subordinated Liabilities” means all Liabilities and obligations now or in the future due, owing or incurred to the Subordinated Creditor by the Borrower in any currency whether present or future, actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety together with all interest accruing thereon and all related costs, charges and expenses, including, without limitation, the claims of the Subordinated Creditor against the Borrower in respect of its shares in the Borrower’s Capital Stock.

1.2	Interpretation

Unless this Agreement provides otherwise, a term that is defined or expressed to be subject to a particular construction in clause 1.1 (Definitions) or clause 1.2 (Construction) of the Facility Agreement shall have the same meaning (or be subject to the same construction) in this Agreement.

1.3	Third Party Rights

(a)	Unless expressly provided to the contrary in this Agreement a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.4	Liabilities

All references to Senior Liabilities or Subordinated Liabilities shall, as appropriate, be construed so as to include:

(a)	any refinancing or deferral or extension of the term of any such Senior Liabilities or Subordinated Liabilities;

(b)	any further advances which may be made by any Finance Party (in its capacity as Finance Party) to the Borrower in accordance with the terms of the Finance Documents plus all interest, fees and costs in connection therewith which, if made by a Finance Party in its capacity as such, shall rank as a Senior Liability;

(c)	any advances which may be made by any Finance Party (in its capacity as a Finance Party) to a receiver (or similar equivalent officer) or insolvency manager of the Borrower plus all connected interest, fees and costs which, if made by a Finance Party in its capacity as such, shall rank as a Senior Liability;

(d)	any claim for damages or restitution in the event of rescission of any of those Liabilities or otherwise in connection with the Finance Documents under which such Senior Liability arises; and

(e)	any claim against the Borrower arising from any recovery by the Borrower or any receiver (or similar equivalent officer) or insolvency manager of a payment or discharge in respect of those Senior Liabilities or Subordinated Liabilities on grounds of preference or otherwise.

2.	Subordination

In consideration of the Finance Parties making or continuing to make available the Facilities and other financial accommodation to the Borrower pursuant to the Finance Documents, the Borrower and the Subordinated Creditor each hereby agrees and covenants with the COFACE Agent (as agent for and on behalf of itself and as agent for the Finance Parties) and the Security Agent (as agent for and on behalf of itself and the other Finance Parties) that:

(a)	the Senior Liabilities shall rank in priority to the Subordinated Liabilities pursuant to the terms of this Agreement; and

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(b)	the claims of the Subordinated Creditor in respect of the Subordinated Liabilities are subordinated to the Senior Liabilities and, accordingly, payment and receipt of any amount of the Subordinated Liabilities is not permitted until after the Final Discharge Date.

3.	Permitted Payments

(a)	Subject to paragraphs (b) and (c) below and until the Final Discharge Date, the Borrower may not make any payments in respect of the Subordinated Liabilities other than the Permitted Payments.

(b)	Notwithstanding anything to the contrary in this Agreement, no Permitted Payment referred in to paragraph (d) of the definition of “Permitted Payment” shall be made by the Borrower to the Subordinated Creditor if:

(i)	an Event of Default has occurred and is continuing; and

(ii)	a Blocking Notice has been issued in respect of the Collection Account pursuant to, and in accordance with, the terms of the relevant Account Control Agreement.

(c)	Promptly upon receipt by the Subordinated Creditor of any Permitted Payment in respect of cash interest relating to any Convertible Note held by the Subordinated Creditor (the “Relevant Funds”), the Subordinated Creditor shall transfer monies in an amount equal to such Relevant Funds to the Collection Account. Upon receipt of the Relevant Funds in the Collection Account, the Borrower may issue PIK Interest to the Subordinated Creditor in an amount no greater than an amount equal to the Relevant Funds.

4.	Undertakings

4.1	Benefit

Each of the Borrower and the Subordinated Creditor gives the undertakings set out in this Clause 3 (Undertakings) to the Security Agent (for and on behalf of itself and the other Finance Parties) and to the COFACE Agent (for and on behalf of itself and as agent for the other Finance Parties) and acknowledges that the Security Agent and the COFACE Agent have entered into this Agreement and the Finance Parties have entered into the Finance Documents in full reliance upon those undertakings.

4.2	Payments

Without the prior written consent of the COFACE Agent, the Borrower shall (and shall ensure that each Subsidiary will) not:

(a)	make any payment, repayment, prepayment, redemption or distribution (whether in respect of principal, interest, commission or otherwise) of, in respect of, by reference to or on account of all or any Subordinated Liabilities, in cash or in kind and whether by loan or otherwise, except for Permitted Payments;

(b)	redeem, purchase or otherwise acquire or permit the redemption, purchase or acquisition of, or grant or permit to subsist all or any Liens in respect of any Subordinated Liabilities, in cash or kind;

(c)	permit to subsist any guarantee in respect of any Subordinated Liabilities unless the party providing such guarantee is or becomes a party to this Agreement as a Subordinated Creditor;

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(d)	exercise any set-off or counterclaim against, in respect of or by reference to any Subordinated Liabilities or discharge any Subordinated Liabilities by set-off (other than in relation to a Permitted Payment);

(e)	take, or permit to be taken, any action or step with a view to initiating an Insolvency Event of the Borrower or any corresponding insolvency event of any Subsidiary; or

(f)	otherwise take or omit to take any action or step whereby the subordination of all or any of the Subordinated Liabilities contemplated by this Agreement would be expected to be impaired, terminated or adversely affected.

4.3	Receipts

The Subordinated Creditor shall not (and shall procure that any person on its behalf or appointed by or claiming through it does not):

(a)	ask for, demand, take or receive any payment, repayment, prepayment, redemption or distribution (whether in respect of principal, interest, commission or otherwise) of, in respect of, by reference to or on account of any Subordinated Liabilities, in cash or in kind or whether by loan or otherwise, except for Permitted Payments;

(b)	assign, transfer or otherwise dispose of, or make demand for or accept, receive or permit to subsist any Lien in respect of, all or any Subordinated Liabilities or any interests therein or any rights which it may have against the Borrower in respect of all or any part of the Subordinated Liabilities to or in favour of any person;

(c)	exercise any set-off or counterclaim against, in respect of or by reference to any Subordinated Liabilities or discharge any Subordinated Liabilities by set-off or counterclaim other than in respect of a Permitted Payment;

(d)	receive any payment under debt of the Borrower except for Permitted Payments; or

(e)	otherwise take or omit to take any action or step whereby the subordination of all or any of the Subordinated Liabilities contemplated by this Agreement might be impaired, terminated or adversely affected.

4.4	Enforcement of Subordinated Liabilities

Subject to Clause 6.2 (Filing of Claims), unless the COFACE Agent has previously consented in writing, the Subordinated Creditor shall not unless otherwise required by Applicable Law (and shall procure that its Affiliates and any person on its behalf or appointed by or claiming through it does not):

(a)	permit, ask, claim, demand, accelerate, sue for, commence or institute or participate in legal, arbitral or other proceedings to recover, take or receive from the Borrower or any Subsidiary (whether in cash, by set-off or in any other manner) payment or prepayment of the whole or any amount payable (whether in respect of principal, interest or otherwise) in respect of the Subordinated Liabilities in cash or in kind or whether by loan or otherwise;

(b)	take, or permit to be taken, any action or step, or petition, apply or vote for, initiate or support any Insolvency Event of the Borrower or any corresponding insolvency event of any Subsidiary;

(c)	make any demand against the Borrower or any Subsidiary in relation to any guarantee, indemnity or other assurance against loss in respect of the Subordinated Liabilities or exercise any right to require the Borrower to acquire the Subordinated Liabilities (including exercising any put or call option against the Borrower for the redemption or purchase of the Subordinated Liabilities);

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(d)	claim, rank, prove or vote as a creditor of the Borrower or any other person or their respective estates or interests in respect of any of the Subordinated Liabilities in competition with the Finance Parties;

(e)	receive or claim any payment or distribution of any kind or character or claim or have the benefit of a Lien from or on account of the Borrower or any other person in its capacity as a creditor in respect of all or any of the Subordinated Liabilities; or

(f)	otherwise exercise or pursue any remedy for the recovery of any Subordinated Liabilities or in respect of any rights arising in connection with such Subordinated Liabilities.

4.5	Duration

The undertakings given by the Borrower and the Subordinated Creditor in this Clause 3 (Undertakings) will remain in force at all times until the Final Discharge Date.

5.	Representations and Warranties

Subject to the disclosures made by the Borrower set out in schedule 8 (Disclosures) of the Global Deed of Amendment and Restatement, the Subordinated Creditor makes the representations and warranties set out below to each Finance Party on the Effective Date:

5.1	Status

(a)	It is a limited liability company duly organised and validly existing (and to the extent applicable, in good standing) under the law of its jurisdiction of organisation.

(b)	It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.

5.2	Binding Obligations

Subject to the Reservations:

(a)	the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations; and

(b)	(without limiting the generality of paragraph (a) above), each Security Document to which it is a party creates the security interests which that Security Document purports to create and those security interests are valid and effective.

5.3	Power and Authority

(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is or will be a party and the transactions contemplated by those Finance Documents.

(b)	No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.

5.4	All Actions Taken

All acts, conditions and things required to be done, fulfilled and performed in order:

(a)	to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in this Agreement;

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(b)	to ensure that the obligations expressed to be assumed by it in this Agreement are legal, valid and binding; and

(c)	to make this Agreement admissible in evidence in its jurisdiction of incorporation or organisation and in England,

have been done, fulfilled and performed.

5.5	Deduction of Tax

It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document to which it is a party.

5.6	No Filing or Stamp Taxes

Under the laws of its jurisdiction of incorporation or organisation it is not necessary that this Agreement be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to this Agreement.

5.7	No Winding-Up

It has not taken any corporate action nor have any other steps been taken or legal proceedings been started or (to the best of its knowledge and belief) threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues.

5.8	No Default

(a)	No Event of Default and, on the Effective Date, no Default is continuing or is reasonably likely to result from the entry into, the performance of, or any transaction contemplated by, this Agreement.

(b)	No other event or circumstance is outstanding which constitutes (or with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under the Finance Documents to which it is a party, which has not been waived by the relevant parties hereto.

(c)	No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries’) assets are subject which has or is reasonably likely to have a Material Adverse Effect.

5.9	No Proceedings Pending or Threatened

No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which is not frivolous, vexatious or otherwise an abuse of court process, and which, if adversely determined, could reasonably have a Material Adverse Effect (to the best of its knowledge and belief) have been started against it or any of its Subsidiaries.

5.10	No Conflicts

The entry into and performance by it of, and the transactions contemplated by, this Agreement and the granting of the security interests contemplated by the Security Documents to which it is a party do not and will not conflict with:

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(a)	any Applicable Law;

(b)	the constitutional documents of any member of the Group; or

(c)	any agreement or instrument binding upon it or any member of the Group or any of its, or any member of the Group’s assets or constitute a default or termination event (however described) under any such agreement or instrument, where such conflict would have or is reasonably likely to have a Material Adverse Effect.

5.11	No Immunity

None of the members of the Group nor any of its or their assets is entitled to immunity from suit, execution, attachment or other legal process.

5.12	Governing Law and Enforcement

Subject to the Reservations:

(a)	the choice of governing law of this Agreement will be recognised and enforced in its jurisdiction of incorporation; and

(b)	any judgment obtained in relation to this Agreement in England will be recognised and enforced in its jurisdiction of incorporation.

5.13	No Other Subordination

The Subordinated Liabilities have not (in whole or in part) been previously subordinated to any Liabilities of any other creditor of the Borrower.

6.	Effect of Insolvency Event

6.1	Payment of Distributions

(a)	Subject to applicable insolvency laws, after the occurrence of an Insolvency Event, the person responsible for the distribution of the assets of the Borrower shall be directed to pay any distributions in respect of any of the Subordinated Liabilities to the Security Agent until the Senior Liabilities have been paid in full.

(b)	Any distribution or amount received by the Security Agent pursuant to paragraph (a) above other than in cash may be realised by the Security Agent at the Security Agent’s discretion, and shall not reduce the Senior Liabilities until actually so realised and applied towards such reduction.

6.2	Filing of Claims

After the occurrence of an Insolvency Event, the Subordinated Creditor irrevocably authorises the Security Agent to take any of the following actions (in accordance with the terms of this Agreement):

(a)	accelerate repayment of any Subordinated Liabilities or otherwise declare any Subordinated Liabilities prematurely due and payable or payable on demand;

(b)	enforce, sue or prove for any claim for repayment of any Subordinated Liabilities by execution or otherwise or institute any creditor’s process whether before or after judgment, or any equivalent or like process in any jurisdiction;

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(c)	in respect of any Subordinated Indebtedness, take, or permit to be taken, any action or step, or petition, apply or vote for, initiate or support any step (including the appointment of any liquidator, receiver, administrator or similar officer), to commence or continue any proceedings against the Borrower or in relation to the bankruptcy, insolvency, winding-up, liquidation, receivership, administration, reorganisation, dissolution or similar proceedings of the Borrower or any suspension of payments or moratorium of any indebtedness of the Borrower, or any analogous procedure or step in any jurisdiction;

(d)	commence or join any legal or arbitration action or proceedings against the Borrower to recover in respect of any Subordinated Liabilities;

(e)	make any demand against the Borrower in relation to any guarantee, indemnity or other assurance against loss in respect of the Subordinated Liabilities or exercise any right to require the Borrower to acquire the Subordinated Liabilities (including exercising any put or call option against the Borrower for the redemption or purchase of the Subordinated Liabilities);

(f)	exercise any right of set-off against the Borrower in respect of the Subordinated Liabilities;

(g)	enter into any composition, assignment or arrangement with the Borrower in order to effect or protect its rights under this Agreement or any other Finance Document;

(h)	collect and receive all distributions on, or on account of, any or all of the Subordinated Liabilities; or

(i)	otherwise exercise or pursue any remedy and do all other things the Security Agent considers reasonably necessary for the recovery of any Subordinated Liabilities or in respect of any rights arising in connection with such Subordinated Liabilities.

6.3	Subordinated Creditor’s Actions

The Subordinated Creditor will do all things that the Security Agent reasonably requests in order to give effect to this Clause 6 (Effect of Insolvency Event) and will pay all reasonable costs associated therewith, and, if the Security Agent is not entitled to take any of the actions contemplated by this Clause 6 (Effect of Insolvency Event) or if the Security Agent requests any Subordinated Creditor to take that action, that Subordinated Creditor will undertake those actions itself in accordance with the instructions of the Security Agent or will do such other things as the Security Agent may require to enable the Security Agent to take such action.

6.4	Subordinated Creditors: Power of Attorney

(a)	The Subordinated Creditor, by way of security for its obligations under this Agreement, irrevocably appoints the Security Agent to be its attorney, at any time following an Insolvency Event and until the Final Discharge Date, to do anything which the Subordinated Creditor has authorised the Security Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Security Agent may delegate that power on such terms as it sees fit).

(b)	The Subordinated Creditor ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in paragraph (a) above shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to therein.

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7.	Turnover of Receipts

7.1	Turnover by Subordinated Creditors

If at any time prior to the Final Discharge Date, the Subordinated Creditor receives or recovers:

(a)	any payment or distribution of, or on account of or in relation to, the Subordinated Liabilities which is not permitted by Clause 3 (Permitted Payments);

(b)	any amount by way of set-off in respect of the Subordinated Liabilities owed to them which does not give effect to a payment permitted by Clause 3 (Permitted Payments); or

(c)	any distribution in cash or in kind made as a result of the occurrence of an Insolvency Event,

the Subordinated Creditor will hold that amount on trust for the Security Agent and inform the Security Agent and as soon as reasonably practicable (and in any event, within five (5) Business Days) pay that amount or an amount equal to that receipt or recovery to the Security Agent, to be held on trust by the Security Agent for application in accordance with the terms of the Finance Documents.

7.2	Sums Received by Borrower

If the Borrower receives or recovers any sum which, under the terms of any of the Finance Documents, should have been paid to the Security Agent, the Borrower shall hold that amount on trust for the Security Agent and promptly pay that amount to the Security Agent, or, if this trust cannot be given effect to, the Borrower will promptly pay an amount equal to that receipt or recovery to the Security Agent for application in accordance with the terms of the Finance Documents.

8.	Application of Payments

At any time prior to the Final Discharge Date, each of the Parties agrees that any payments received by the Security Agent, from or on behalf of the Subordinated Creditors or otherwise in respect of the Subordinated Liabilities shall be deemed to have been received on trust for each of the Finance Parties and that all monies received or recovered by the Security Agent pursuant to this Agreement shall be applied by the Security Agent (notwithstanding any purported appropriation by the Borrower or Subordinated Creditor) in accordance with clause 31.6 (Partial Payments) of the Facility Agreement.

9.	Information by Subordinated Creditors

9.1	Defaults

The Subordinated Creditor will notify the COFACE Agent of the occurrence of any event of default (howsoever described) in respect of the Subordinated Liabilities promptly upon becoming aware of its occurrence.

9.2	Amount of Subordinated Liabilities

The Borrower will, on written request by the COFACE Agent, acting reasonably, from time to time, notify the COFACE Agent in writing of details of the aggregate amount of the Subordinated Liabilities outstanding at any time.

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9.3	Disclosure

The Borrower and the Subordinated Creditor consent, until the Final Discharge Date, to the disclosure by either the COFACE Agent or the Security Agent to each other or to any Finance Party of such information concerning the Borrower and the Subordinated Creditor as either the COFACE Agent and/or the Security Agent may consider appropriate.

10.	Protection of Subordination

10.1	Continuing Subordination

The subordination provisions in this Agreement constitute a continuing subordination and benefit the ultimate balance of the Senior Liabilities regardless of any intermediate payment or discharge of the Senior Liabilities in whole or in part or any settlement of account or other matter or thing whatsoever and shall continue in full force and effect until the Final Discharge Date.

10.2	Non-competition

Until the Final Discharge Date, neither the Borrower nor the Subordinated Creditor will by virtue of any payment or performance by it under this Agreement or by virtue of the operation of Clause 6 (Effect of Insolvency Event) and Clause 7 (Turnover of Receipts):

(a)	be subrogated to any rights, security or moneys held, received or receivable by any Finance Party (or the COFACE Agent or Security Agent or any trustee or agent on their behalf) or be entitled to any right of contribution or indemnity;

(b)	claim, rank, prove or vote as a creditor of the Borrower or its estate in competition with any Finance Party (or the COFACE Agent or the Security Agent or any trustee or agent on their behalf); or

(c)	receive, claim or have the benefit of any payment, distribution or security from or on account of the Borrower or other person (but without prejudice to any rights to the benefit of any Permitted Payments).

10.3	Suspense Account

Until the Final Discharge Date, the Security Agent may hold in an interest bearing suspense account any moneys or distributions received from any Subordinated Creditor under Clause 6 (Effect of Insolvency Event) and Clause 7 (Turnover of Receipts) or on account of the liability of that Subordinated Creditor under this Agreement.

10.4	Exercise of rights

No Finance Party shall be obliged before exercising any of the rights, powers or remedies conferred upon it in respect of the Borrower or the Subordinated Creditor by the Finance Documents or by Applicable Law:

(a)	to make any demand of the Borrower, the Subordinated Creditor or any other person (as the case may be);

(b)	to take any action or obtain judgment in any court against the Borrower, the Subordinated Creditor or any other person (as the case may be);

(c)	to make or file any claim or proof in a winding-up or dissolution of the Borrower, the Subordinated Creditor or any other person (as the case may be); or

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(d)	to enforce or seek to enforce any other Lien taken in respect of any of the obligations of the Borrower, the Subordinated Creditor or any other person (as the case may be) under the Finance Documents.

10.5	Set-off

The Security Agent may set-off any matured obligation due from the Subordinated Creditor under this Agreement against any obligation owed by a Finance Party to the Subordinated Creditor, regardless of the place of payment, booking branch or currency of either obligation, provided that the Security Agent has obtained the relevant Finance Party’s consent to such set-off in writing. If the obligations are in different currencies, the Security Agent may, with the relevant Finance Party’s written consent, convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

10.6	Currency Indemnity

If any sum due from the Borrower or the Subordinated Creditor under this Agreement (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(a)	making or filing a claim or proof against the Borrower or the Subordinated Creditor; or

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Borrower or the Subordinated Creditor shall, as an independent obligation, within five (5) Business Days of demand, indemnify the COFACE Agent, the Security Agent, and each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between:

(i)	the rate of exchange used to convert that Sum from the First Currency into the Second Currency; and

(ii)	the rate or rates of exchange available to that person at the time of its receipt of that Sum.

10.7	Transfer of Distributions

The Subordinated Creditor will, at its own expense, do all such things as the Security Agent on behalf of the Finance Parties may reasonably require to transfer to the Security Agent all payments and distributions which must be turned over or held in trust in accordance with this Agreement (including endorsements and execution of formal transfers) and will pay all costs and stamp duties in connection with those transfers.

10.8	Borrower’s Obligations

The provisions of this Agreement are intended solely for the purpose of defining the rights and obligations between the Subordinated Creditor and the Finance Parties, and nothing contained in this Agreement is intended to or shall impair, as among the Borrower, its creditors and the Subordinated Creditor, the obligations of the Borrower, which are absolute and unconditional, to pay to the Subordinated Creditor, as and when the same shall become due and payable in accordance with their terms, all amounts payable in respect to the Subordinated Liabilities.

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11.	Rights of the Security Agent and COFACE Agent

11.1	Exclusion of Liability by the Security Agent and COFACE Agent

(a)	Without limiting paragraph (b) below, neither the COFACE Agent nor the Security Agent (as the case may be) will be liable for any action or omission by it under or in connection with this Agreement, unless directly caused by its gross negligence or wilful misconduct.

(b)	Each of the Parties (other than the COFACE Agent or Security Agent) agrees that it will not assert or seek to assert against any officer, employee or other such agent of the COFACE Agent or the Security Agent (as the case may be) any claim it might have against any of them in respect of the matters referred to in this Agreement and any officer, employee or other such agent of the COFACE Agent or the Security Agent (as the case may be) may rely on this Clause 11.1 (Exclusion of Liability by the Security Agent and COFACE Agent) subject to Clause 1.3(b) (Third Party Rights) and the provisions of the Third Parties Act.

(c)	The Security Agent or COFACE Agent (as the case may be) will not be liable for any delay (or any related consequences) in crediting an account with an amount required under this Agreement to be paid by the Security Agent or COFACE Agent (as the case may be) if the Security Agent or COFACE Agent (as the case may be) has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Security Agent or COFACE Agent (as the case may be) for that purpose.

11.2	Additional Security Agents and COFACE Agents

(a)	The Security Agent and the COFACE Agent may at any time appoint (and subsequently remove) any person to act as a separate Security Agent or as a co-Security Agent, or a separate COFACE Agent or co-COFACE Agent (as the case may be), jointly with it:

(i)	if it considers such appointment to be in the interests of the Finance Parties;

(ii)	for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Agent or COFACE Agent (as the case may be) deem to be relevant; or

(iii)	for obtaining or enforcing any judgment in any jurisdiction,

and the Security Agent or COFACE Agent (as the case may be) shall give prior notice to the Borrower and the COFACE Agent or the Security Agent (as the case may be) of that appointment. The Security Agent or COFACE Agent shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such separate Security Agent or co-Security Agent or separate COFACE Agent or co-COFACE Agent (as the case may be) if, in each case, the Security Agent or COFACE Agent (as the case may be) shall have exercised reasonable care in the selection of such person.

(b)	Any person appointed under this Clause 11.2 (Additional Security Agents and COFACE Agents) (and subject to the terms of this Agreement) shall have the rights, powers and discretions (not exceeding those conferred on the Security Agent or COFACE Agent (as the case may be) by this Agreement or any other Finance Document) and the duties and obligations that are conferred or imposed by the instrument of appointment. The remuneration that the Security Agent or COFACE Agent (as the case may be) may pay to that person, and any costs and expenses incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent or COFACE Agent (as the case may be), payable in accordance with clause 17 (Costs and Expenses) of the Facility Agreement.

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(c)	If there ever shall be more than two (2) agents, acting in the capacity as Security Agent or more than two (2) agents, acting in the capacity as COFACE Agent, having equal authority under this Agreement and the Facility Agreement, the majority of such agents shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested by this Agreement and the Facility Agreement in the Security Agent or COFACE Agent (as the case may be) generally; provided that, if at any time there is an even number of agents acting as Security Agent or COFACE Agent (as the case may be) and such agents are unable to arrive at a majority decision by reason of disagreement among themselves, the decision of the person appointed as of the date hereof as Security Agent or COFACE Agent (as the case may be) (or that person’s successor) shall prevail.

(d)	References in this Agreement to the Security Agent or, as the case may be, the COFACE Agent will, where the context so admits, include references to any separate or co-Security Agent or separate or co-COFACE Agent (as the case may be) appointed under this Clause 11.2 (Additional Security Agents and COFACE Agents).

11.3	Finance Documents

The Parties acknowledge that the Security Agent and the COFACE Agent, when acting under this Agreement, shall be acting in accordance with and subject to the terms of the Finance Documents.

11.4	Discretions

Unless explicitly provided otherwise in this Agreement, any liberty or power which may be exercised or any determination which may be made under this Agreement by the Security Agent or the COFACE Agent may be exercised or made at its absolute and unfettered discretion without any obligation to give reasons for doing so.

12.	Further Assurances

(a)	The Subordinated Creditor and the Borrower will, in the case of any Subordinated Liabilities which are not evidenced by any instrument, upon the Security Agent’s request, ensure that such Subordinated Liabilities shall be evidenced by an appropriate instrument or instruments.

(b)	The Borrower and/or the Subordinated Creditor shall promptly upon the request of the Security Agent, at its own cost, do all such acts or execute all such documents reasonably deemed necessary or desirable by the Security Agent to confirm or establish the validity and enforceability of the subordination effected by, and the obligations of the Borrower and the Subordinated Creditor under, this Agreement.

13.	Change of Party

13.1	No Transfers

(a)	Neither the Borrower nor the Subordinated Creditor may assign any of its rights and benefits or transfer any of its rights, benefits and obligations under this Agreement.

(b)	The Subordinated Creditor may not assign any of its rights or transfer any of its rights or obligations under, or declare or create any trust of any of its rights, title, interest or benefits under or in connection with any of the Subordinated Liabilities to, or in favour of, any person without the prior written consent of the COFACE Agent.

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13.2	The Security Agent and the COFACE Agent

(a)	If the Security Agent or the COFACE Agent (as the case may be) resigns under and in accordance with the terms of the Facility Agreement, its successor shall accede to the terms of this Agreement and it shall become a Party on the date on which it is appointed as the successor to the Security Agent or (as the case may be) the COFACE Agent under the Facility Agreement.

(b)	Upon the appointment of a successor Security Agent or (as the case may be) COFACE Agent under paragraph (a) above, then:

(i)	other than in respect of any continuing or accrued obligation intended to survive any resignation, the retiring Security Agent or COFACE Agent, (as the case may be) shall be discharged from any further obligation in respect of this Agreement; and

(ii)	its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original party to this Agreement.

14.	Consents, Amendments and Override

14.1	Amendments

Any term of this Agreement may be amended only with the consent of the COFACE Agent, the Security Agent and the Borrower and the Subordinated Creditor, and any such amendment will be binding on all Parties. The COFACE Agent may effect, on behalf of any Finance Party, any amendment permitted by this Clause 14.1.

14.2	Waiver

Any term of this Agreement may be waived only with the consent of the COFACE Agent and any such waiver will be binding on all Finance Parties. The COFACE Agent may effect, on behalf of any Finance Party, any waiver permitted by this Clause 14.2.

14.3	Override

This Agreement overrides anything in any agreement or instrument documenting any of the Subordinated Liabilities to the contrary. Without prejudice to the foregoing, at no time until the Final Discharge Date will the Subordinated Creditor enforce any remedy against the Borrower by reason of failure of the Borrower to comply with its obligations under such agreements or instruments to the extent that compliance with such obligations violates or is a default under this Agreement.

14.4	No Obligation to Consult

For the avoidance of doubt, the COFACE Agent and the Finance Parties may grant any waiver or consent under the Finance Documents without being required to consult with or inform the Subordinated Creditor.

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15.	Notices

15.1	Communications in Writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter (sent by mail or international courier).

15.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is that identified as follows:

(a)	The address and fax number of the Borrower is:

	Address:	Globalstar, Inc.
300 Holiday Square
Boulevard
Covington
LA 70433
United States of America

	Attention:	James Monroe III

	Facsimile:	+001 (985) 335-1900

or such other address or number as the relevant party may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(b)	The address and fax number of the Subordinated Creditor is:

	Address:	Thermo Funding Company LLC
1735 Nineteenth Street
Denver
Colorado 80202
United States of America

	Attention:	Mr. James Monroe III

	Facsimile:	+1 303 294 0691

or such other address or number as the relevant party may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(c)	The address and fax number of the Security Agent is:

	Address:	BNP PARIBAS
Export Finance
Commercial Support and Loan Implementation
ACI: CHC02C1
37, Place du Marché Saint Honoré
75031 Paris Cedex 01
France

	Attention:	Mrs Sylvie Caset-Carricaburru / Mrs Brigotte Quintard

	Telephone:	+ 33(0)1 43 16 81 69 / + 33 (0)1 43 16 81 76

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	Facsimile:	+ 33 (0)1 43 16 81 84

or such other address or number as the Security Agent may notify to the other parties by not less than fifteen (15) days’ prior written notice.

(d)	The address and fax number of the COFACE Agent is:

	Address:	BNP PARIBAS
Export Finance
Commercial Support and Loan Implementation
ACI: CHC02C1
37, Place du Marché Saint Honoré
75031 Paris Cedex 01
France

	Attention:	Mrs Sylvie Caset-Carricaburru / Mrs Brigitte Quintard

	Telephone:	+ 33(0)1 43 16 81 69 / + 33(0)1 43 16 81 76

	Facsimile:	+ 33 (0)1 43 16 81 84

or such other address or number as the COFACE Agent may notify to the other parties by not less than fifteen (15) days’ prior written notice.

15.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)	if by way of fax, when received in legible form with a confirmation of receipt; or

(ii)	if by way of letter, when it has been delivered by express courier at the relevant address with a written confirmation of receipt,

and, if a particular department or officer is specified as part of its address details provided under Clause 15.2 (Addresses), if addressed to that department or officer.

(b)	Any communication or document to be made or delivered to the COFACE Agent or the Security Agent will be effective only when actually received by that agent and then only if it is expressly marked for the attention of the department or officer identified with that agent’s signature below (or any substitute department or officer as that agent shall specify for this purpose).

(c)	Proof of posting or dispatch of any communication to the Borrower or the Subordinated Creditor shall be prima facie evidence of receipt:

(i)	in the case of a letter, on the day on which it has been left at the address of the Borrower or on the fifth Business Day after being deposited in the post postage prepaid in an envelope addressed to it at that address; and

(ii)	in the case of a fax on the Business Day in the country of receipt immediately following the date of its dispatch.

(d)	All notices from or to the Borrower shall be sent through the COFACE Agent (except where the contrary is expressly set out herein).

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15.4	Notification of Address and Fax Number

Promptly upon receipt of notification of an address, fax number, change of address or fax number pursuant to Clause 15.2 (Addresses) or changing its own address, fax number, the COFACE Agent shall notify the other Parties.

15.5	English Language

Any notice or other document given under or in connection with this Agreement must be in English.

16.	Preservation

16.1	Partial Invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any Applicable Law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the Applicable Law of any other jurisdiction will in any way be affected or impaired.

16.2	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of the Borrower, the COFACE Agent or the Security Agent, any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

16.3	Priorities not affected

Except as otherwise provided in this Agreement, the priorities referred to in Clause 2 (Subordination) will:

(a)	not be affected by any reduction or increase in the amount of the Senior Liabilities or by any intermediate reduction or increase in, amendment or variation to any of the Transaction Documents, or by any variation or satisfaction of, any of the Senior Liabilities or any other circumstances; and

(b)	apply regardless of the order in which or dates upon which the Transaction Documents and this Agreement are executed or registered or notice of them is given to any person.

16.4	Several Obligations

The obligations of the Borrower and the Subordinated Creditor under this Agreement are several (and not joint) and each obligation of the Borrower and the Subordinated Creditor shall be construed accordingly.

16.5	No Discharge

The provisions of this Agreement shall not be discharged, impaired or otherwise affected by:

(a)	the incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(b)	any amendment (however fundamental) to or waiver or consent under any of the Transaction Documents;

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(c)	any release or exchange of any Lien;

(d)	any amendment to, or variation of, the constitutive documents of the Borrower or the Subordinated Creditor;

(e)	reason of any of the obligations of the Borrower or the Subordinated Creditor or any other person under any Finance Document or any Lien created pursuant to any Security Document being or becoming illegal, invalid, unenforceable or ineffective in any respect;

(f)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Borrower or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Lien;

(g)	any incapacity, illegality or lack of power, authority or legal personality of or dissolution or change in any member or status of any person;

(h)	any intermediate payment or discharge of any of the Senior Liabilities in whole or in part;

(i)	the avoidability or unenforceability of this Agreement as regards the Subordinated Creditor;

(j)	the bankruptcy, liquidation, winding-up, dissolution, administration or reorganisation of the Borrower or the Subordinated Creditor or any other person or any change in its status, function, control or ownership; or

(k)	any other act, event or omission which (but for this provision) might operate to impair or discharge the obligations hereby created.

16.6	Discharge Date

The obligations of the Borrower and the Subordinated Creditor under this Agreement shall remain in full force and effect until the Final Discharge Date.

16.7	Settlement Conditional

Any settlement or discharge given by any Finance Party in respect of the obligations of the Borrower or any Subordinated Creditor under this Agreement or any other agreement reached between such Finance Party and the Borrower or the Subordinated Creditor shall be, and be deemed always to have been, void if any act on the faith of which such Finance Party gave the Borrower or the Subordinated Creditor that settlement or discharge or entered into that agreement is subsequently avoided by or in pursuance of any provision of law.

16.8	Exercise of Rights

No Finance Party shall be obliged before exercising any of the rights, powers or remedies conferred upon it in respect of the Borrower or the Subordinated Creditor by this Agreement or by law:

(a)	except as provided herein, to make any demand of the Borrower, the Subordinated Creditor, or any other person;

(b)	to take any action or obtain judgment in any court against the Borrower, the Subordinated Creditor, or any other person;

(c)	to make or file any claim or proof in a winding-up or dissolution of the Borrower, the Subordinated Creditor or any other person; or

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(d)	to enforce or seek to enforce any security taken in respect of any of the obligations of the Borrower.

17.	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

18.	Governing Law

This Agreement, and all non-contractual obligations arising from or connected with it, are governed by English law.

19.	Jurisdiction

The terms of clause 40 (Enforcement) of the Facility Agreement are incorporated, mutatis mutandis, herein by reference.

This Agreement has been executed as a deed by each Party on the date stated at the beginning of this Agreement.

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